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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of Earliest Event Reported): May 4, 2001

                            HANOVER FOODS CORPORATION
             (Exact name of registrant as specified in its charter)




      Pennsylvania                      0-17896                 23-0670710
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)





            1486 York Road, P.O. Box 334, Hanover, Pennsylvania 17331
                (Address of principal executive offices/Zip Code)

Former name, former address, and former fiscal year, if changed since last report: N/A
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ITEM 5.  OTHER EVENTS

The following information is qualified in its entirety by, and should be read in conjunction with, the more detailed information and financial data, including the Consolidated Financial Statements of Hanover Foods Corporation and its subsidiaries (the "Company"), and the notes thereto, appearing in the Company's reports filed with the Securities and Exchange Commission ("SEC"). Except for the historical information contained herein, this Current Report on Form 8-K, contains certain forward-looking statements regarding the Company's business and prospects that are based upon numerous assumptions about future conditions which may ultimately prove to be inaccurate and actual events and results may materially differ from anticipated results described in such statements. Such forward-looking statements involve risks and uncertainties, such as industry conditions and price and volume fluctuations competition, regulation, general risks of the food industry, environmental risks and risks associated with foreign operations. Any one or a combination of these factors could have a material adverse effect on the Company's business, financial condition and results of operations. These forward-looking statements represent the Company's judgment as of the date of this report. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

         On May 4, 2001, in the matter, Michael A. Warehime v. John A Warehime, the Superior Court of Pennsylvania, on remand from the Pennsylvania Supreme Court to decide several remaining issues, held that the 1997 amendments to the Company's Amended and Restated Articles of Incorporation "violated principles of corporate democracy" and should be invalidated even though the Superior Court found the directors acted in good faith and their actions in approving the amendments did not result in a breach of their fiduciary duties. The Company intends to request that the Pennsylvania Supreme Court grant "allocatur" so that the Pennsylvania Supreme Court can review the Superior Court's rulings in this case. See the Company's Current Reports on Form 8-K filed on January 11, 2001 and September 17, 2000 regarding the November 27, 2000 Pennsylvania Supreme Court decision and the September 12, 2000 Pennsylvania Superior Court decision, respectively.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of business acquired.

                           Not applicable.

         (b)      Pro-forma Financial Information.

                           Not applicable.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

S-K Item
Number              Description

99.1 Decision of the Superior Court of Pennsylvania with respect to the appeal from the Orders dated June 24, 1997, July 8, 1997, and August 11, 1997, in the Court of Common Pleas of York County, in the matter of Michael A. Warehime v. John A. Warehime, Civil No. 95-SU-00-471-07.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HANOVER FOODS CORPORATION

Date:  5/24/01                      By:/s/ Gary T. Knisely

                                    Gary T. Knisely

                                    Executive Vice President and Secretary


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                                  EXHIBIT INDEX

S-K Item
Number            Description

99.1 Decision of the Superior Court of Pennsylvania with respect to the appeal from the Orders dated June 24, 1997, July 8, 1997, and August 11, 1997, in the Court of Common Pleas of York County, in the matter of Michael A. Warehime v. John A. Warehime, Civil No. 95-SU-00-471-07.